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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     September 12, 2003
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                           Consolidated Energy, Inc.
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           (Exact name of registrant as specified in its charter)



   Wyoming                       0-25951           86-0852222
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(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)          File Number)     Identification No.)



9900 West Sample Road, Suite 300, Coral Springs, Florida        33065
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code     (954) 755-6620
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ITEM 1. Changes in Control of Registrant
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Prior to the acquisition described below, Consolidated Energy, Inc. (the
"Company") had one shareholder holding approximately 12% of the Company's issued and outstanding common stock. Following the acquisition, the Company will have one shareholder who will hold approximately 30% of the Company's issued and outstanding common stock, and one shareholder who will hold approximately 12% of the Company's issued and outstanding stock. Each of these persons will file Schedule 13D or Schedule 13G, as appropriate, in connection with their acquisition. Although there will be no change in the management of the Company or its business plan in connection with the acquisition, the issuance of a significant number of shares to the principal shareholders of the acquired company may be considered a change of control.

ITEM 2. Acquisition or Disposition of Assets
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On September 12, 2003, the Company signed an agreement to acquire Eastern
Consolidated Energy, Inc., a privately-held Kentucky Corporation ("Eastern"), through the issuance of 3,000,000 shares of the Company's common stock in exchange for all of the issued and outstanding stock of Eastern.

Eastern's assets acquired by the Company include a coal lease in Martin County, Kentucky that has been developed and is ready for coal mining operations. The mine itself is known as the Warfield mine. The mining equipment was delivered to the site the last week of August 2003 and Eastern started mining in the first of three sections on September 3, 2003. The Company plans to expand mining operations to the remaining sections in the first and second quarter of 2004.

David Guthrie, the president of the Company, will hold a position as President of Eastern, and the principal shareholders of Eastern are currently minority shareholders of the Company. Following the acquisition, Mr. Guthrie will continue as president of the Company and as President of Eastern, which will operate as a wholly owned subsidiary of the Company.

Prior to the acquisition, the Company had 4,233,000 shares of common stock issued and outstanding. Following the acquisition, the Company will have 7,233,000 shares of common stock issued and outstanding.

ITEM 3. Bankruptcy or Receivership
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N/A

ITEM 4. Changes in Registrant's Certifying Accountant
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N/A

ITEM 5. Other Events
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N/A



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ITEM 6. Resignation of Registrant's Directors
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N/A

ITEM 7. Financial Statements and Exhibits

Financial information on Eastern and consolidated pro forma financial information on the Company following the acquisition will be provided in an amendment to this Form 8-K within 60 days of the date of this filing.

Exhibit 10.01  Agreement and Plan of Reorganization with Eastern
               Consolidated Energy, Inc.

Exhibit 20.01     Press release on acquisition dated September 15, 2003

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 15, 2003

Consolidated Energy, Inc.

By:  /S/ David Guthrie
      David Guthrie, President